POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Stevens T. Kelly to act as attorney-in-fact and agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Guggenheim Funds Trust and Guggenheim Variable Funds Trust, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of January, 2014.

/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Stevens T. Kelly to act as attorney-in-fact and agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Guggenheim Funds Trust and Guggenheim Variable Funds Trust, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of January, 2014.

/s/ Harry Craig
Harry Craig

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Stevens T. Kelly to act as attorney-in-fact and agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Guggenheim Funds Trust and Guggenheim Variable Funds Trust, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of January, 2014.

/s/ Donald Chubb
Donald Chubb

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Stevens T. Kelly to act as attorney-in-fact and agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Guggenheim Funds Trust and Guggenheim Variable Funds Trust, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of January, 2014.

/s/ Dr. Jerry Farley
Dr. Jerry Farley

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Stevens T. Kelly to act as attorney-in-fact and agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Guggenheim Funds Trust and Guggenheim Variable Funds Trust, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of January, 2014.

/s/ Penny Lumpkin
Penny Lumpkin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Amy J. Lee, Mark E. Mathiasen and Stevens T. Kelly to act as attorney-in-fact and agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Guggenheim Funds Trust and Guggenheim Variable Funds Trust, and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of January, 2014.

/s/ Maynard Oliverius
Maynard Oliverius